     As filed with the Securities and Exchange Commission on August 7, 1997

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /x/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                   the Commission Only
/x/  Definitive Proxy Statement                    (as permitted by Rule
                                                   14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MUNIYIELD ARIZONA FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)  Filing Party:

--------------------------------------------------------------------------------

(4)  Date Filed:

--------------------------------------------------------------------------------

                          MUNIYIELD ARIZONA FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                               ------------------

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

                               ------------------

                               SEPTEMBER 18, 1997


TO THE STOCKHOLDERS OF MUNIYIELD ARIZONA FUND, INC.

     Notice is hereby given that the 1997 Annual Meeting of Stockholders (the 'Meeting') of MuniYield Arizona Fund, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 18, 1997 at 9:45 a.m. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 25, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 4, 1997, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          PHILIP M. MANDEL
                                          Secretary

Plainsboro, New Jersey
Dated: August 7, 1997

                                PROXY STATEMENT

                            ------------------------

                          MUNIYIELD ARIZONA FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1997 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                               SEPTEMBER 18, 1997


                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniYield Arizona Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the 1997 Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 18, 1997 at 9:45 a.m. The approximate mailing date of this Proxy Statement is August 11, 1997.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on July 25, 1997 as the record date (the 'Record Date') for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 4,429,326 shares of common stock, par value $.10 per share ('Common Stock'), and 1,212 shares of auction market preferred stock, par value $.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ('AMPS'). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

          (2) All proxies of the holders of Common Stock and AMPS, voting together as a class, in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock and AMPS.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth below:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:

                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                                      OWNED ON THE
                                                                                                       RECORD DATE
                                                       PRINCIPAL OCCUPATIONS                         ---------------
                                                      DURING PAST FIVE YEARS             DIRECTOR    COMMON
          NAME AND ADDRESS             AGE          AND PUBLIC DIRECTORSHIPS(1)           SINCE       STOCK    AMPS
-------------------------------------  ----  -----------------------------------------   --------    -------   -----

Joseph L. May(1)(2) .................   68   Attorney in private practice since 1984;      1992         0        0
  424 Church Street                            President, May and Athens Hosiery Mills
  Suite 2000                                   Division, Wayne-Gossard Corporation
  Nashville, Tennessee 37219                   from 1954 to 1983; Vice President,
                                               Wayne-Gossard Corporation from 1972 to
                                               1983; Chairman, The May Corporation
                                               (personal holding company) from 1972 to
                                               1983; Director, Signal Apparel Co. from
                                               1972 to 1989.

Andre F. Perold(1)(2) ...............   45   Professor, Harvard Business School since      1992         0        0

  Morgan Hall                                  1989 and Associate Professor from 1983
  Soldiers Field                               to 1989; Trustee, The Common Fund since
  Boston, Massachusetts 02163                  1989; Director, Quantec Limited since
                                               1991 and TIBCO from 1994 to 1996.

TO BE ELECTED BY HOLDERS OF COMMON STOCK AND AMPS, VOTING TOGETHER AS A SINGLE
CLASS:

                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                                      OWNED ON THE
                                                                                                       RECORD DATE
                                                       PRINCIPAL OCCUPATIONS                         ---------------
                                                      DURING PAST FIVE YEARS             DIRECTOR    COMMON
          NAME AND ADDRESS             AGE          AND PUBLIC DIRECTORSHIPS(1)           SINCE       STOCK    AMPS
-------------------------------------  ----  -----------------------------------------   --------    -------   -----
James H. Bodurtha(1)(2) .............   53   Director and Executive Vice President,        1995         0        0
  36 Popponesset Road                          The China Business Group, Inc. since
  Cotuit, Massachusetts 02635                  1996; Chairman and Chief Executive
                                               Officer, China Enterprise Management
                                               Corporation from 1993 to 1996;
                                               Chairman, Berkshire Corporation since
                                               1980; Partner, Squire, Sanders &
                                               Dempsey from 1980 to 1993.

Herbert I. London(1)(2) .............   58   John M. Olin Professor of Humanities, New     1992         0        0
  113-115 University Place                     York University since 1993 and
  New York, New York 10003                     Professor thereof since 1980; Dean,
                                               Gallatin Division of New York
                                               University from 1976 to 1993;
                                               Distinguished Fellow, Herman Kahn
                                               Chair, Hudson Institute from 1984 to
                                               1985; Trustee, Hudson Institute since
                                               1980 and President in 1997; Director,
                                               Damon Corp. from 1991 to 1995;
                                               Overseer, Center for Naval Analyses
                                               from 1983 to 1993; Limited Partner,
                                               Hypertech LP in 1996.

Robert R. Martin(1)(2) ..............   70   Chairman and Chief Executive Officer,         1993         0        0
  513 Grand Hill                               Kinnard Investments, Inc. from 1990 to
  St. Paul, Minnesota 55102                    1993; Executive Vice President, Dain
                                               Bosworth from 1974 to 1989; Director,
                                               Carnegie Capital Management from 1977
                                               to 1985 and Chairman thereof in 1979;
                                               Director, Securities Industry
                                               Association from 1981 to 1982 and

                                               Public Securities Association from 1979
                                               to 1980; Chairman of the Board, WTC
                                               Industries, Inc., in 1994; Trustee,
                                               Northland College since 1992.

                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                                      OWNED ON THE
                                                                                                       RECORD DATE
                                                       PRINCIPAL OCCUPATIONS                         ---------------
                                                      DURING PAST FIVE YEARS             DIRECTOR    COMMON
          NAME AND ADDRESS             AGE          AND PUBLIC DIRECTORSHIPS(1)           SINCE       STOCK    AMPS
-------------------------------------  ----  -----------------------------------------   --------    -------   -----
Arthur Zeikel(1)* ...................   65   President of Fund Asset Management, L.P.      1992         0        0
  P.O. Box 9011                                ('FAM') (which term as used herein
  Princeton, New Jersey 08543-9011             includes its corporate predecessors)
                                               since 1977; President of MLAM (which
                                               term as used herein includes its
                                               corporate predecessors) since 1977;
                                               President and Director of Princeton
                                               Services, Inc. ('Princeton Services')
                                               since 1993; Executive Vice President of
                                               Merrill Lynch & Co., Inc. ('ML & Co.')
                                               since 1990; Director of Merrill Lynch
                                               Funds Distributor, Inc. ('MLFD') since
                                               1977.

------------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Compensation of Directors.'

(2) Member of the Audit Committee of the Board of Directors.

  * Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

     Committee and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.


     During the fiscal year ended October 31, 1996, the Board of Directors held four meetings and the Audit Committee held four meetings. All of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934.
  Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a 'non-affiliated Director') a fee of $2,500 per year plus $250 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $500 per year plus $125 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $23,137 for the fiscal year ended October 31, 1996.

     The following table sets forth for the fiscal year ended October 31, 1996 compensation paid by the Fund to the non-affiliated Directors and, for the year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised

Funds'), to the non-affiliated Directors.

                                                                                      AGGREGATE COMPENSATION FROM
                                                        PENSION OR RETIREMENT              FUND AND FAM/MLAM
             NAME OF                COMPENSATION      BENEFITS ACCRUED AS PART           ADVISED FUNDS PAID TO
            DIRECTOR                 FROM FUND            OF FUND EXPENSES                   DIRECTORS(1)
---------------------------------   ------------      -------------------------     -------------------------------
James H. Bodurtha................      $4,500                   None                           $ 148,500
Herbert I. London................       4,500                   None                             148,500
Robert R. Martin.................       4,500                   None                             148,500
Joseph L. May....................       4,500                   None                             148,500
Andre F. Perold..................       4,500                   None                             148,500

------------------

(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).

     Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                            OFFICER
                         NAME AND PRINCIPAL OCCUPATION                             AGE        OFFICE         SINCE
--------------------------------------------------------------------------------   ---    ---------------   -------

Arthur Zeikel ..................................................................   65        President        1992
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML &
  Co. since 1990; Director of MLFD since 1977.

Terry K. Glenn .................................................................   56     Executive Vice      1992
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President              President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P.
  since 1988.

Vincent R. Giordano ............................................................   52       Senior Vice       1992

  Portfolio Manager of FAM and MLAM since 1977 and Senior Vice President of FAM              President
  and MLAM since 1984; Senior Vice President of Princeton Services since 1993;
  Vice President of MLAM from 1980 to 1984.

Kenneth A. Jacob ...............................................................   46     Vice President      1992
  Vice President of MLAM since 1984.

Donald C. Burke ................................................................   37     Vice President      1993
  Vice President and Director of Taxation of MLAM since 1990; Employee of
  Deloitte & Touche LLP from 1982 to 1990.

Hugh T. Hurley III .............................................................   32     Vice President      1995
  Vice President of MLAM since 1993; Municipal Bond Broker with Titus & Donnelly from 1990 to 1993.

Gerald M. Richard ..............................................................   48        Treasurer        1992
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Vice President of
  MLFD since 1981 and Treasurer thereof since 1984.

Philip M. Mandel ...............................................................   50        Secretary        1997
  Vice President of FAM and MLAM since 1997; Assistant General Counsel of
  Merrill Lynch, Pierce, Fenner & Smith Incorporated ('MLPF&S') from 1989 to
  1997.

     Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Director nominees and 'FOR' the ratification of D&T as independent auditors.

     With respect to Item 1, 'Election of Directors,' holders of AMPS, voting separately as a class, are entitled to elect two Directors and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2, 'Selection of Independent Auditors,' will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     Broker-dealer firms, including MLPF&S, holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Items 1 and 2 in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996 AND A COPY OF ITS SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 1997 TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to MuniYield Arizona Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Philip M. Mandel, or to 1-800-456-4587, ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1998 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in September 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 3, 1998.

                                          By Order of the Board of Directors



                                          PHILIP M. MANDEL
                                          Secretary

Dated: August 7, 1997

                                                                   COMMON STOCK

                          MUNIYIELD ARIZONA FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                    P R O X Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Arizona Fund, Inc. (the "Fund") held of record by the undersigned on July 25, 1997 at the Annual Meeting of Stockholders of the Fund to be held on September 18, 1997 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)

  Please mark boxes /X/ or /X/ in blue or black ink.

1.  ELECTION OF DIRECTORS         FOR all nominees listed below                       WITHHOLD AUTHORITY
                                  (except as marked to the contrary below)  / /       to vote for all nominees listed below  / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) JAMES H. BODURTHA, HERBERT
I. LONDON, ROBERT R. MARTIN, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

                                            FOR / /   AGAINST / /   ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                   Dated:                           , 1997
                                         ---------------------------

                                   X
                                     -------------------------------------
                                                 Signature

                                   X
                                     -------------------------------------
                                           Signature, if held jointly

   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                 AUCTION MARKET
                                                                PREFERRED STOCK


                          MUNIYIELD ARIZONA FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                    P R O X Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Arizona Fund, Inc. (the "Fund") held of record by the undersigned on July 25, 1997 at the Annual Meeting of Stockholders of the Fund to be held on September 18, 1997 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)

Please mark boxes /X/ or /X/ in blue or black ink.

1.  ELECTION OF DIRECTORS         FOR all nominees listed below                       WITHHOLD AUTHORITY
                                  (except as marked to the contrary below)  / /       to vote for all nominees listed below  / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) JAMES H. BODURTHA, HERBERT
I. LONDON, ROBERT R. MARTIN, JOSEPH L. MAY, ANDRE F. PEROLD, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

                                         FOR / /   AGAINST / /   ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                   Dated:                             , 1997
                                         -----------------------------

                                   X
                                     ---------------------------------------
                                                   Signature

                                   X
                                     ---------------------------------------
                                          Signature, if held jointly

   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                        2